FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2025

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement

The information set forth in Item 5.02 below is hereby incorporated by reference into this Item 1.01.

Item 5.02.  Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of ImmuCell Corporation (the Company) has elected Olivier te Boekhorst, age 54, to serve as its President and Chief Executive Officer starting November 1, 2025. Mr. te Boekhorst is currently an Operating Partner of Archimed, a global investment firm based in New York City and Lyon, France. He has served since August 2024 as Chair of SeqCenter, a laboratory services provider located in Pittsburgh, PA. From 2004 to 2022, he held several different positions at IDEXX Laboratories, a leading diagnostics products and services company, located in Westbrook, Maine (Nasdaq: IDXX). Most recently, he was Senior Vice President and General Manager for IDEXX, responsible for a portfolio of businesses including livestock diagnostics, dairy antibiotic residue testing, water safety testing, and OPTI Medical human point-of-care and COVID testing from 2019 to 2022. From 1997 to 2004, Mr. te Boekhorst was a Project Leader and Strategy Consultant for the Boston Consulting Group.

Mr. te Boekhorst will be compensated at a base annual base salary of $450,000 and will be entitled to participate in the employee benefit plans offered by the Company. Mr. te Boekhorst, will be entitled to earn annual cash bonuses of up to an additional $400,000 per year subject to the Company having achieved for the prior year financial improvement targets set in advance by the Company’s Board of Directors or its Compensation and Stock Option Committee. The targets for 2026 are anticipated to be negotiated between Mr. te Boekhorst and the Committee in the first quarter of 2026 after financial results for the 2025 fiscal year are available. Mr. te Boekhorst also is to receive a one-time $100,000 signing bonus upon commencement of employment (subject to repayment by him in certain events involving cessation of employment within one year of commencement). As an inducement to employment, the Board approved initial stock option grants to him, in two installments. The first installment was granted to him by the Compensation and Stock Option Committee on September 16, 2025 (concurrent with his signing an offer letter setting out preliminary terms). That award was in the form of a nonqualified stock option for 76,673 shares of Common Stock, with an exercise price of $5.90 per share. The second installment is to be granted by the Committee soon after his actual employment start date and will be for up to 85,000 shares of Common Stock (with the size of this second award adjusted so that its projected value for accounting purposes equals $250,000). Those latter options will be a mix of incentive stock options and nonqualified stock options, with an exercise price equal to the closing price of the Common Stock on the date of grant. Neither of these inducement awards are immediately exercisable but instead vest on the basis of continued employment, in three equal annual increments starting on the first anniversary of their respective grant dates (except that upon a Change in Control, as defined, all then outstanding unvested equity awards, including these awards, will immediately vest in full). Both options will have a 10-year term and otherwise carry conditions similar to those found in the Company’s customary stock option agreements. In the event the Company terminates Mr. te Boekhorst’s employment without Cause or he terminates his employment for Good Reason (each as defined), he will become eligible for severance compensation consisting of one year’s base annual salary, up to 12 months of COBRA cost reimbursement, up to 12 months of accelerated vesting of his outstanding stock options, and an extended period (24 months) within which to exercise his vested options.

Effective upon commencement of employment, Mr. te Boekhorst also will become subject to a Confidential Information, Inventions and Noncompete Agreement on terms patterned after those to which the current CEO (Mr. Brigham) is subject.

Following commencement of Mr. te Boekhorst’s employment, the Board of Directors will expand the size of the Board and elect Mr. te Boekhorst as a Director.

The forgoing descriptions of the Employment Agreement and the Confidential Information, Inventions and Noncompete Agreement are qualified in all respects by reference to the full text of those Agreements, attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated into this Item 5.02 by reference. A copy of the press release announcing Mr. te Boekhorst's appointment is furnished as Exhibit 99.1.

When Mr. te Boekhorst’s employment begins, Michael F. Brigham will step down from his current position as Company President and CEO and will become Special Advisor to the CEO for at least two months, to help assure a smooth transition. Mr. Brigham’s present compensatory arrangements will remain unchanged during his continued employment. Mr. Brigham also will remain a Director of the Company, subject to possible re-election by stockholders at the 2026 Annual Meeting of Stockholders. Once no longer employed by the Company, Mr. Brigham will be eligible for compensation under arrangements applicable to other non-employee Directors of the Company.

Item 9.01. Exhibits.

(d) Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

10.1	Employment Agreement between the Company and Olivier te Boekhorst dated as of September 29, 2025.
10.2	Confidential Information, Inventions and Noncompete Agreement between the Company and Olivier te Boekhorst, signed September 29, 2025 and effective upon commencement of employment.
99.1	Press Release of the Company dated September 29, 2025.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: September 30, 2025	By:	/s/ Michael F. Brigham
Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

Date: September 30, 2025	By:	/s/ Timothy C. Fiori
Timothy C. Fiori
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between the Company and Olivier te Boekhorst dated September 29, 2025.
10.2	Confidential Information, Inventions and Noncompete Agreement, signed September 29, 2025 and to become effective upon commencement of employment.
99.1	Press Release of the Company dated September 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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